Exhibit 99.2

Natera, Inc. Investor presentation Q4 and Full Year 2023 Earnings Call February 28, 2024

Safe harbor statement

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, and our strategies, goals and general business and market conditions are forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies, including our SNP-based Microdeletion and Aneuploidy Registry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time- consuming and could limit our ability to commercialize our products or services; any inability to effectively protect our proprietary technology could harm our competitive position or our brand; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes. We discuss these and other risks and uncertainties in greater detail in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 980-9190.

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FY 2023 and recent strategic highlights

Strong financial performance

- Q4 2023 total revenue of $311M vs $300M preannouncement, representing 43% year-over-year growth. Full-year 2023 total revenue of $1.08B.
- 2.496M total tests processed in 2023, ~6K more than preannouncement.
- Performed ~341K oncology tests in 2023, representing 73.5% year-over-year growth. Q4 23 oncology units were 98K, up ~9K over Q3 2023.
- Q4 2023 gross margin of 51.4%, compared to ~39% in Q1 2023. 2023 full year gross margin of 45.5%; ahead of prior estimates.
- Reduced cash burn by ~$193M in 2023 vs. 2022.
- 2024 guidance:
  - Total revenue of $1.32B to $1.35B
  - Gross margin of 50% to 53%
  - Cash burn of $50M to $75M; breakeven quarter by Q3 2024 or sooner

Strategic highlights & key updates

- Acquisition of Invitae's reproductive health assets; expansion of offering in broad panel screening.
- Continued progress in organ health, including completion of enrollment of major clinical trials.
- Expanded Medicare coverage of Signatera™ to ovarian cancer and neoadjuvant breast cancer.
- New Signatera data/trials in colorectal cancer, breast cancer, bladder cancer and other indications.
- Significant legal wins demonstrate strength and breadth of Natera's IP.

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Q4 revenues ~$11M above Jan. preannouncement

- Strong growth across all business units
- Signatera continues to ramp
- Significant ASP momentum

Total revenues: year on year trend
($ in millions)



$67M
$83M
$112M
$173M
$217M
~$311M
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q4'23

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Not for reproduction or further distribution. 5 Continued volume momentum in FY2023 ~6k units ahead of Jan. preannouncement • Robust volume growth across all business areas • Strong momentum heading into 2024 • Focus on sustainable growth in Women’s Health driving ASPs, gross margins 668K 804K 1,027K 1,570K 2,066K 2,496K K 500K 1,000K 1,500K 2,000K 2,500K 3,000K 2018 2019 2020 2021 2022 2023 Tests processed: year - on - year trend

Not for reproduction or further distribution. 6 Signatera continues to ramp • 9K+ clinical unit growth in Q4 2023 over Q3 2023 • ~40% of US oncologists ordered Signatera in the quarter with continued increases in new accounts • Surpassed ~$1,000+ ASP in Q4 3K 6K 28K 64K 98K K 20K 40K 60K 80K 100K 120K Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Total oncology unit volumes

ASPs and COGS execution driving organic gross margin gains

- Significant sequential step up in Signatera ASPs
- Cash collections accelerating
- Continued momentum in COGS projects

Gross margins quarterly trend


~2% one-time benefit
51%
One-time benefits lifting margin
Organic: ASP, COGS trends ahead of plan
49% organic margin:
ASP growth, continued COGS improvements
Volume-based initiatives impacting margin
45%
45%
41%
39%
Q4 '22
Q1'23
Q2'23
Q3'23
Q4'23

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Reduced annual cash burn by ~$200M in 2023

- **Executing the strategy:** cash burn reduction driven by continued revenue growth, improving gross margins, and stable operating expenses
- Q4 cash burn of approximately $61 million includes approximately $27 million of 2024 lab equipment and related expenditures that were prepaid in exchange for discounts
- On track for a cash flow breakeven quarter in 2024

Quarterly cash burn trend
($ in millions)


$162 [1]
$110
$113
$88
$86 [1]
$78
$38
$61 [3]
Includes[2] ~$27M of prepaid lab equipment and related expenditures
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

1. Non-GAAP cash burn included $13.4 million change in unrealized loss and amortization or accretion on investments from the GAAP Statement of Cash Flows during the first quarter 2022. Cash burn included $3.8 million change in unrealized gain and amortization or accretion on investments from the GAAP Statement of Cash Flows during the first quarter 2023.
2. The fourth quarter 2023 cash burn of approximately $61 million includes approximately $27 million of accelerated payments which were made for significant discounts and relate to both short-term and long-term assets.
3. Non-GAAP cash burn for the quarter ended December 31, 2023, is derived from the GAAP Statement of Cash Flows as follows: net cash used in operating activities of $58.1 million, cash used in investing activities for purchases of property and equipment of $9.5 million, offset by cash provided in financing activities of $6.8 million.

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IP litigation update

INVITAE

Dec. 2023

Permanent injunction

Enjoining Invitae from using its personalized cancer monitoring (PCM) product with limited exceptions

NEOGENOMICS

Dec. 2023

Preliminary injunction

Enjoining NeoGenomics from using its RaDaR assay with limited exceptions

RAVGEN

Jan. 2024

Jury verdict

In favor of Ravgen; jury determined no willful infringement by Natera and awarded $57M in damages, far less than the $410M Ravgen was seeking

CAREDX

Jan. 2024

Jury verdict

In favor of Natera; awarded $96.3M in damages for lost profits and past royalties; seeking royalty for all ongoing and future AlloSure tests

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Not for reproduction or further distribution. 10 Acquisition of NIPT & carrier screening assets from Invitae Key transaction terms: • $10 million upfront payment made to Invitae in January 2024. • Up to $42.5 million in potential milestone payments including cash and litigation - related credits. Account transitions to Panorama TM and Horizon TM progressing well. Additional catalysts for Women’s Health include potential society guideline changes and cutting - edge, product launches.

Panorama™
Next-generation NIPT

Panorama screening for 22q is highly differentiated

OBSTETRICS

Cell-free DNA screening for prenatal detection of 22q11.2 deletion syndrome

Pe'er Dar, MD; Bo Jacobsson, MD, PhD; Rebecca Clifton, PhD; Melissa Egbert, MS; Fergal Malone, MD; Ronald J. Wapner, MD; Ashley S. Roman, MD; Asma Khalil, MD; Revital Faro, MD; Rajeevi Madankumar, MD; Lance Edwards, MD; Noel Strong, MD; Sina Haeri, MD; Robert Silver, MD; Nidhi Vohra, MD; Jon Hyett, MD; Zachary Demko, PhD; Kimberly Martin, MD; Matthew Rabinowitz, PhD; Karen Flood, MD; Ylva Carlsson, MD, PhD; Georgios Doulaveris, MD; Sean Daly, MD; Maria Hallingström, PhD; Cora MacPherson, PhD; Charlly Kao, PhD; Hakon Hakonarson, MD, PhD; Mary E. Norton, MD

SMART trial enrolled >20,000 pregnant women, of which 87.6% had confirmed outcomes[1]

Natera test performance for 22q11.2 del

- **Sensitivity** 83.3% (10/12), with incidence of ~1/1,500 in average risk population
- The *only* test with validated clinical sensitivity based upon diagnostic confirmation

---

- **PPV** 52.6% overall (10/19)
- **PPV 100% in cases w/ultrasound findings (4/4)**

- Targeted SNP method enables >25X more sequence reads than MPSS in this tiny region <0.1% of the genome
- Identifies nested deletions <2.5MB[1]
- MPSS tests suffer from low detection rates

1. Dar P, Jacobsson B, Clifton R, et al. Cell-free DNA screening for prenatal detection of 22q11.2 deletion syndrome. *Am J Obstet Gynecol. 2022;227(1):79.e1-79.e11. doi:10.1016/j.ajog.2022.01.002*

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Horizon™
Advanced carrier screening

No. 1 ordered NGS-based carrier screen[1] with new broad panel screening options

New launches

Horizon 613

Pan-ethnic *comprehensive*,
including all 113 ACMG genes

Horizon Custom

Customized panels
up to 613 genes

Key advantages for Horizon

- Includes all ACMG-recommended genes, incl. technically challenging genes such as RPGR, AFF2, F8 and FXN
- ~99% detection rate for most genes
- >50 genetic counselors to support clinical interpretation
- Leading UX features:
  - Pre & post test educational tools
  - EMR integration
  - Patient portal
  - Mobile phlebotomy

1. Internal market research and claims data analysis using Definitive Healthcare data set. Dec. 2023

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Not for reproduction or further distribution. 13 Ongoing growth in organ health data generation Cumulative published/accepted papers 39 peer - reviewed papers since 2019 0 5 10 15 20 25 30 35 40 2019-2020 2021 2022 2023 JAN-FEB 2024 Total number of publications Kidney Heart Lung Renasight 4 11 24 34 39

Not for reproduction or further distribution. 14 1. Kim PJ, Olymbios M, Siu A, et al. A novel donor - derived cell - free DNA assay for the detection of acute rejection in heart transplantation. J. He art Lung Transplant. April 2022. doi:10.1016/j.healun.2022.04.002. 2. Deshpande et al. Accepted for publication in Pediatric Transplantation 2024 3. Halloran et al. Accepted for publication in Transplantation 2024 Clinical data pipeline – Prospera Ρ Heart DEDUCE 1 DTRT - 2 2 TRIFECTA Heart 3 Study Description Prospective Validation External, Prospective Longitudinal Prospective biopsy matched Patients 223 160 70 AR Reference Standard Histopathology Histopathology MMDx Overall AUC 0.86 0.8 2 0. 90 • The first randomized - controlled trial comparing standard of care endomyocardial biopsy surveillance vs. non - invasive surveillance using Prospera • Aims to show non - inferiority of the non - invasive approach with Prospera • Reducing surveillance biopsies will spare patients from an invasive and costly procedure that some centers perform up to 16x in the first year after surgery ACES (Ongoing RCT)

Prospera™
Transplant assessment

Clinical data pipeline – Prospera™ Kidney

ProActive

- 1,613 patients | 54 participating centers | 18 months follow up
- Largest, multi-site prospective dd-cfDNA registry in kidney
- 1st paper accepted for publication, shows Prospera is a leading indicator of rejection, with up to 4 months lead time ahead of biopsy confirmation

Pedal

- Prospective, multi-site study
- Completed enrollment of trial examining how dd-cfDNA can be leveraged to manage treatment of rejection
- >500 patients enrolled from 28 sites

MOTR

- Prospective, multi-site study
- Completed enrollment of large-scale trial to evaluate dd-cfDNA in patients with multiple transplanted organs
- Kidney-heart, kidney-pancreas and kidney-liver patients

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Not for reproduction or further distribution. 16 Significant first mover advantages Innovation & Intellectual Property Clinical data Market access & reimbursement Laboratory & customer experience • Cutting - edge test performance • Strong patent portfolio scoring two injunctions • New MRD products launching 2024 - 2025 • 70 peer - reviewed publications to date, in top journals • Multiple randomized trials underway to generate definitive, predictive data • Broad Medicare coverage with colorectal, bladder, breast, ovarian and pan - cancer IO • Unique ADLT status • Fast TAT, mobile phleb , portals, EMR, tissue acq • Scaled labs and processes for a complex personalized assay with multiple specimens over time

Signatera™
Residual disease test (MRD)

Extending data leadership in CRC

BESPOKE-CRC

Patient reported outcomes

- **73%** reported Signatera results reduced anxiety
- **92%** would continue using Signatera
- Curative-intent treatment in **40%** of recurrences

ALTAIR

Upcoming readout

- **March 2023:** last patient randomized
- **Q3 2024:** expected topline results
- **If positive** could lead to inclusion into NCCN guidelines and expanded commercial coverage

INTERCEPT

MDACC prospective study

- **1,140** patients observational study
- **5.6 mos** median DFS

Phase II TAS-102 substudy

- **13** patients MRD-pos after chemo, received TAS-102
- **9.4 mos** median DFS
- **54%** clearance at 3 mos

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Signatera™
Residual disease test (MRD)

Bladder cancer: two large scale phase 3 studies now underway

~1,000 patient MODERN study now open, IMvigor011 readout anticipated Q1 2025 ahead of schedule

IMvigor011 Trial

- Largest study of its kind in MIBC with both escalation and de-escalation arms
- IMvigor011 ahead of schedule, ctDNA negative arm to be presented in oral session at EAU24
- If positive after readout, plan for Signatera FDA CDx submission in 2025

MODERN Study Schema


COHORT A
Signatera(+) cohort
COHORT B
Signatera(-) cohort
Randomization
Randomization
ARM 1
Nivolumab
ARM 2
Nivolumab +Relatlimab
ARM 3
Nivolumab
ARM 4
Surveillance with ctDNA testing

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Signatera™
Residual disease test (MRD)

New Medicare coverage in ovarian and neoadjuvant breast cancer

Ovarian cancer (stage II-IV)
adjuvant and surveillance

- ~20K new diagnoses per year[1]
- Signatera to help inform intensity and duration of adjuvant treatment, and detect recurrence early
- Validated in 69 patients (163 time points); reported 100% longitudinal sensitivity and specificity in detecting recurrence, with avg lead time 10 months[2]

Breast cancer (stage II-IV)
neoadjuvant therapy monitoring

- Up to 50% of newly diagnosed breast cancer patients receive neoadjuvant therapy[3]
- Signatera can improve therapy response assessment, which is recommended but difficult with current tools
- Validated in 283 patients (1024 time points) from the ISPY-2 trial, showing early ctDNA clearance was highly predictive of therapy response, while ctDNA persistence was predictive of non-response and poor DRFS[4]

1. American Cancer Society. Key Statistics for Ovarian Cancer. https://www.cancer.org/cancer/types/ovarian-cancer/about/key-statistics.html
2. Hou JY, Chapman JS, Kalashnikova E, et al. Circulating tumor DNA monitoring for early recurrence detection in epithelial ovarian cancer. Gynecol Oncol. 2022;167:334-341. (doi: 10.1016/j.ygyno.2022.09.004).
3. Riedel F, Hoffmann AS, Moderow M, et al. Time trends of neoadjuvant chemotherapy for early breast cancer. Int J Cancer. 2020;147(11):3049–3058.
4. Magbanua MJM, Swigart LB, Ahmed Z, et al. Clinical significance and biology of circulating tumor DNA in high-risk early-stage HER2-negative breast cancer receiving neoadjuvant chemotherapy. Cancer Cell. 2023;41:1-12.

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Not for reproduction or further distribution. FY23 Q4 financial overview 20 1. Cash and investments also include cash equivalents and restricted cash. 2. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts out standing is $287.5 million as of December 31, 2023. ($ in millions, except for per share data) Balance sheet Dec 31, 2023 Dec 31, 2022 Change Y/Y Cash & investments 1 $879.0 $898.4 ($19.4) UBS line of credit $80.4 $80.4 $ — Convertible senior notes 2 $282.9 $281.7 $1.2 P&L FY23 Q4 FY22 Q4 Change Y/Y Product revenues $307.3 $212.9 $94.4 Licensing and other revenues $3.8 $4.4 ($0.6) Total revenues $311.1 $217.3 $93.8 Gross margin% 51.4% 41.4% 998 bps R&D $83.0 $87.9 ($4.9) SG&A $161.4 $143.8 $17.6 Net loss per diluted share ($0.65) ($1.37) $0.72

Not for reproduction or further distribution. Guide $ (millions except gross margins) Key drivers Revenue $ 1,320 – $ 1,350 Continued volume growth across all business units, conservative women’s health ASPs, strong oncology contribution Gross margin % revenue 50% – 53 % Conservative ASP assumptions, strong Oncology growth, completing key COGS improvement projects in 2024 for future leverage SG&A $ 630 – $ 650 Targeted investments in sales channels to capitalize on leadership position R&D $3 25 – $3 45 Stable v. 2023: continued focused investments in future COGS reduction projects, product launches, clinical trials intended to drive guideline adoption Cash burn $ 50 – $75 ~$205M reduction vs. 2023 cash burn, breakeven quarter in 2024 2024 annual guidance 21

Not for reproduction or further distribution. Upside potential with future catalysts in 2024 22 Potential Catalysts Continued execution on ASPs, COGS, volumes Guideline inclusion of Women’s Health products ALTAIR top - line results in Q3 Additional MolDx coverage for Signatera Potential uplift from biomarker states Product launches in Women’s Health and Oncology

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